                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated October 20, 1997, relating to the financial statements of Citizens Effingham Partnership, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ THIGPEN, JONES, SEATON & CO., P.C.
--------------------------------------
THIGPEN, JONES, SEATON & CO., P.C.
Dublin, Georgia